                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              TRIUMPH FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                              TRIUMPH FUNDS, INC.

                       1501 Reedsdale Street, Suite 3002
                              Pittsburgh, PA 15233

                          ___________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 1998
                           __________________________

     Notice is hereby given that the Annual Meeting of Shareholders of Triumph Funds, Inc., a Pennsylvania corporation (the "Company"), will be held at the offices of the Company at 1501 Reedsdale Street, Suite 3002, Pittsburgh, PA 15233, on Monday, April 27, 1998, at 10:00 a.m., Pittsburgh time, for the following purposes:

     1. To elect Directors of the Company to serve until their successors are duly elected and qualified.

     2. To approve the Advisory Agreement between the Asset Allocation Fund of the Company and Executive Investment Advisor, Inc. No fee increase is proposed.

     3. To approve the Fund's Distribution Plan and related Distribution Assistance Agreement. No fee increase is proposed.

     4. To ratify the selection of McCurdy & Associates CPA's, Inc. as independent accountants for the Company for its current fiscal year.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on March 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof.

  Please execute and return the enclosed proxy promptly in the envelope provided whether or not you intend to be present at the meeting You may revoke your proxy at any time before it is voted. No postage is required if the proxy is mailed in the United States.

                                              By Order of the Board of Directors

                                             Angelo M. Gabriel
                                             Secretary

April __, 1998

                              TRIUMPH FUNDS, INC.

                     _____________________________________

                                PROXY STATEMENT

                     _____________________________________


                                  Introduction

  This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Triumph Funds, Inc., a Pennsylvania corporation (the "Company"), to be used at the annual meeting of shareholders to be held on Monday, April 27, 1998 at 10:00 a.m. in the offices of the Company at 1501 Reedsdale Street, Suite 3002, Pittsburgh, Pennsylvania. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about April __, 1998.

  The individuals named as proxies in the enclosed proxy card (or their substitutes) will vote in accordance with your directions as shown on your proxy card on each of the proposals discussed below, if your proxy card is received properly executed. You may direct the proxy holders to vote your Company shares on each Proposal by checking the appropriate box "For" or "Against" or instruct them not to vote those shares by checking the "Abstain" box. Alternately, you may simply sign, date and return your proxy card with no specific instructions. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

  A majority of the shares of the Company which are outstanding on the record date, March 30, 1998 ("Record Date"), represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. To the extent applicable, the persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted ":Against" such Proposal against such adjournment. A shareholder vote may be taken on any one of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  Abstentions are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal.

  You may revoke your proxy (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Company at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

  The number of shares of the Company's common stock which were outstanding as of the record date were _________. Each full share is entitled to one vote on each Proposal, except that shareholders are entitled to cumulative voting for the Directors, as described under "Election of Directors". Fractional shares are not entitled to vote.

  Copies of the Asset Allocation Fund's most recent annual and semi-annual reports have been sent to shareholders on or before the mailing of this Proxy Statement. Copies of those reports can be obtain free of charge by writing to the Company at 1501 Reedsdale Street, Suite 3002, Pittsburgh, PA 15233 or by calling (800) 539-3677.

  The cost of preparing, assembling and mailing the proxy material will be borne by the Asset Allocation Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally by officers of the Company (for which solicitation, no compensation will be paid) or by telephone. The Company will, upon request, reimburse nominees and other fiduciaries for their reasonable expenses in sending proxies and accompanying material to their principals.

                             Election of Directors
                                (Proposal No. 1)

  The persons set forth below have been nominated for election as Directors of the Company and each has consented to his or her nomination and has agreed to serve if elected. Each nominee is currently a Director of the Company. The Directors will hold office until the next annual meeting of shareholders or until their earlier death or resignation. If any nominee becomes unavailable for election, which the Board does not presently anticipate, the proxy will be voted for a substitute nominee or nominees designated by management and for the remaining nominees listed below.

Nominees and Directors

  The following are the names and current occupations of the nominees for election as Directors of the Company, all of whom are currently serving as
Directors:

  Timothy Gabriel * (age 39)--Director of the Company since 1997; President of the Company; President of Summit Investment Group, Inc. (the "Distributor"); and President of Gabriel Capital Management, Inc. (the "Administrator").

  Angelo M. Gabriel * (age 68)--Director of the Company since 1997; Secretary and Treasurer of the Company; CEO, Summit Investment Group, Inc.; and Vice President of Gabriel Capital Management, Inc.


  Marlee B. Smith * (age 35)--Director of the Company since 1997; and a business consultant.

  Peter Rostosky (age 36)--Director since 1997; President, Rostosky Excavating, Inc. and Rostosky Enterprises, Inc.

  Saul Weitz (age 52)--Director since 1997; President, Harold B. Weitz, Inc.

* The Messrs. Gabriel and Ms. Smith are each deemed to be an "interested person" as defined in the Investment Company Act of 1940.

  Timothy Gabriel has been President of the Distributor, a registered broker-dealer in Pittsburgh, Pennsylvania since 1994. From July, 1993 to December, 1994, he was Executive Vice President with Penn Capital Financial Services, Inc., a registered broker-dealer. From 1989 to June, 1993, he as a training manager/financial planner at American Express Company, a financial services company.

  Dr. Angelo Gabriel has served for over five years as a business consultant and fund-raiser for various community and educational institutions. He has served in his present position with the Distributor since December, 1994. Dr. Gabriel is the father of Timothy Gabriel and of Tarey R. Gabriele, the president of the Asset Allocation Fund's investment advisor.

  From 1990 to the present, Ms. Smith has been a shareholder/consultant to the Smith Family Partnership, WDS Realty and Super Shoe Stores.

  For the last five years, Mr. Rostosky has owned and operated Rostosky Excavating, Inc., a land reclamation and heavy equipment operations business, and Rostosky Enterprises, Inc., an International distribution systems development business, both of which are located in western Pennsylvania.

  For the past five years, Mr. Weitz has been President of Harold B. Weitz, Inc., a numismatic business engaged in buying and selling coins, currency and precious metals located in Pittsburgh, Pennsylvania.

  Timothy Gabriel is the sole shareholder of the Company the Distributor, Summit Investment Group, Inc., a registered broker-dealer. Mr. Gabriel and Angelo Gabriel are officers and directors of the Distributor. Because the Company did not have an effective registration statement during the period the Distributor has been the principal distributor, it has not received any compensation from the Company.

  Timothy Gabriel and Angelo Gabriel are officers and directors of the Company's Administrator. The Gabriels and Ms. Smith are shareholders in the Administrator. The Administrator performs administrative services to the Company pursuant to an administrative services agreement which provides that the Administrator is to be paid a monthly fee of 1/12 of 0.5% of the average net assets of the Asset Allocation Fund (and any other funds which the Company may start in the future), with a minimum fee of $5,000 per month. The Company is also to reimburse the Administrator for any out of pocket expenses which it incurs. During the Company's last fiscal year and continuing to the date of this Proxy Statement, the Administrator has waived this fee. If the fee had been paid during the preceding fiscal year, it would have totaled $60,000.

Executive Officers

  The only executive officers of the Company are Timothy Gabriel, its President, and Angelo Gabriel, its Secretary and Treasurer.

Additional Information

  None of the directors or executive officers owns any shares of the Company's stock.

  During calendar year 1997, the Board of Directors held two (2) meetings and took action four (4) times by unanimous written consent. All of the Directors attended all of the meetings held after they became Directors.

  The Company does not have an audit, nominating or compensation committee.

  During the fiscal year ended September 30, 1997, the Company did not pay any director's fees or reimburse any director expenses. The Company's arrangement with directors is that, at some time in the future when its economic situation warrants it, it will begin to reimburse each director who is not an "interested person" of the Fund for expenses incurred in connection with attendance of meetings of the Board of Directors and to pay each such director an annual fee of $2,000 and $250 for each meeting of the Board attended.

  The Company has no paid employees. Timothy Gabriel and Angelo Gabriel serve as executive officers of the Company without compensation.

  In the election of directors, shareholders have the unconditional right of cumulative voting. This means that each shareholder will be entitled to as many votes as equals the number of shares registered in the shareholder's name multiplied by the number of directors to be elected at the Meeting. A shareholder may cast all of such votes for one nominee or distribute them among any two or more nominees. Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock entitled to vote in the election of directors at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention or otherwise) have no effect on the election of directors except to the extent the failure to vote for an individual results in that individual receiving a insufficient number of votes to be elected.

  The Board of Directors recommends that you vote "For" each of the nominees listed above.

                           _________________________

                      Approval of the Investment Advisory
                  Agreement between the Asset Allocation Fund
                    and Executive Investment Advisors, Inc.
                                (Proposal No. 2)

  Shareholders of the Asset Allocation Fund are being asked to approve the Advisory Agreement between the Executive Investment Advisors, Inc. ("Adviser") and the Company's Asset Allocation Fund. As of March 1, 1997, the Advisor agreed to replace the previous advisor to the Fund, International Investments, Inc., which had asked to be replaced. During the fiscal year ended September 30, 1997, the Fund paid International Investments, Inc. a total of $5,132 in fees.

  Pending Shareholder approval, the Fund entered into the Advisory Agreement dated March 1, 1997 with the Adviser (the "New Agreement"). The Advisor's principal office is located at 501 Office Center Drive, Suite 400, Ft. Washington, PA 19034. The President, sole owner and director of the Advisor is Tarey R. Gabriele, who is the brother of Timothy Gabriel, the President and a director of the Company, and President of Summit Investment Group, Inc., the Fund's principal distributor, and President of Gabriel Capital Management, Inc., the administrator of the Fund, and the son of Angelo Gabriel, Secretary and Treasurer and a director of the Company, and CEO of Summit Investment Group, Inc. and an affiliate of Gabriel Capital Management. Neither Timothy nor Angelo Gabriel has any financial or other interest in the Advisor. Tarey Gabriele has been President of the Advisor for over five years. As of February 1, 1998, the Advisory had over $350 million under management. The Advisor has never acted as investment advisor for any mutual fund.

  The Board's decision to hire the Adviser was based on two factors. First, the Board (and the Adviser) believes that the Adviser's approach to managing investments is very compatible with the investment objectives of the Asset Allocation Fund. The Adviser uses sector allocation and style allocation to allocate investments and has established a successful performance record.

  Second, the Board believes that the Advisor's successful prior performance over many years will attract investors into the Fund in an amount which will reduce the Fund's extremely high expense ratio to one which is more in line with those of other investment companies. The effect of this would be to improve the Fund's performance. The Board believes that, given the small size of the Fund, it would be very difficult to find another investment manager with a record comparable to that of the Advisor to act as the Fund's investment advisor.

  Under the Advisory Agreement, a copy of which is attached hereto as Exhibit A, the Adviser, is to be paid an advisory fee at an annual rate of 1.00% of the average daily net asset value of the Asset Allocation Fund on the first $25 million of average daily net asset value; 0.75% on the next $75 million of average daily net asset value; and 5/8th of 1% on any amounts over $100 million in average daily net asset value. The fee structure is the same as that for the previous investment advisor. Likewise, the Advisory Agreement is virtually the same as the previous one.

  The Advisory Agreement with the Adviser will remain in effect for two years and from year-to-year thereafter, as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Adviser may terminate the Advisory Agreement by giving the Fund written notice at least 60 days prior to any anniversary date of it. The Advisory Agreement may also be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty day's written notice to the Adviser. It will automatically terminate if it is assigned.

  The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgment or for any loss arising out of any investment or recommendation or out of any other act or omission in the performance of the Advisory Agreement, except for negligence, willful malfeasance, bad faith or violation of applicable law.

  The Company has delayed seeking approval of the Advisory Agreement until this time because it took a considerable time to locate a sufficient number of persons willing to be directors of the Company who were not "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Company felt it was necessary to have the Advisory Agreement approved by a Board of Directors which had sufficient disinterested Directors before it was presented to the shareholders. During the period from the date of the Advisory Agreement until the Fund is permitted to sell its shares, the Advisor has waived its fees. Since the date of the Advisory Agreement, the Advisor has judged the size of the Fund to be too small to be actively managed economically. Therefore, it has not altered the investments which the Fund held when it became advisor, other than to sell investments to enable the Fund to make necessary payments.

  The Advisor expects that it will direct brokerage through Summit Investment Group, Inc., the Company's principal distributor, which is viewed as an affiliate of the Company because Timothy Gabriel, the President of the Company, and Angelo Gabriel, the Secretary and Treasurer of the Company, are executive officers of the Distributor. During its most recently completed fiscal year, the amount of brokerage commissions paid to the Distributor were $0.

  The Board of Directors, including all of the independent directors, recommends a vote "For" the approval of the Advisory Agreement with Executive Investment Advisors, Inc.

                          ____________________________

                 Approval of the Distribution Plan and Related
                      Distribution Assistance Plan for the
                             Asset Allocation Fund
                                (Proposal No. 3)

  The shareholders are being asked to approve a new Distribution Plan (the "Plan") pursuant to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Rule") to replace the current plan with the Fund's former Administrator. The old plan was terminated when the former administrator resigned his position in early 1997. No money was ever spent under the old plan. With the exception of necessary name changes and the elimination of provisions for paying a portion of overhead, the Plan is the same as the old plan.

  The Board has adopted the Plan, subject to approval by the shareholders, to permit the Fund to spend some money on activities which would otherwise be considered impermissible advertising activities under the Rule. Although the Board expects Summit Investment Group, Inc., as the Fund's principal Distributor, to be the primary sales agency for the Fund and any other funds which it might add in the future, it wants the flexibility to be able to have some marketing activities carried out by the Administrator, Gabriel Capital Management, Inc. (the "Administrator"). The Board believes that the Plan will benefit the Fund through increased sales of shares, which it feels are necessary to reduce the Fund's expense ratio and to provide an asset size that will allow the Adviser greater flexibility and more opportunity for active management of the Fund's assets. The Board is further concerned that because of the competitiveness of the mutual fund market and the fact that the Company has not been able to attract a large broker-dealer to be its distributor, that marketing activities will be necessary to enable to Fund to grow to an economical size. Therefore, it is proposing that the Distributor and the Administrator be permitted to spend up to a specified amount of money to help market shares of the Fund.

  The Plan provides that the Administrator and the Distributor, on behalf of the Fund, may incur certain costs relating to the distribution of the Fund's shares. The Administrator and the Distributor are to be reimbursed by the Fund for these costs, provided that the costs may not exceed 0.25% per annum of the Fund's daily net assets. Amounts paid under the Plan and related Distribution Assistance Agreement are paid to the Distributor and Administrator to reimburse permitted expenses and may be spent by them on any activities or expenses primarily intended to result in the sale of the Fund's shares, including but not limited to, expenses of printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Each expenditure must be specifically approved in advance by the President or the Board of Directors and the President. Persons authorized to make expenditures must provide at least quarterly to the Board, and the Board is required to review, a written report setting forth amounts expended and the purposes for which the expenditures were made. Distribution expenses incurred in a fiscal year which are in excess of the minimum amount permitted to be borne by the Fund under the Plan will be borne by the Distributor or the Administrator (i.e., they cannot be carried forward and paid in a subsequent year). Further, the Plan does not permit expenses incurred in one year to be paid out of amounts authorized to be spent in another year.

  The Plan and related Distribution Assistance Agreement will continue in effect as long as their continuance is specifically approved at least annually by the Board of Directors, including the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors"). The Plan may be terminated at any time by a vote of the Rule 12b-1 Directors or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund.

  Required Vote. Approval of Proposal 3 requires the affirmative vote of the lesser of (i) the majority of the Fund's shares entitled to vote or (ii) 67% of the shares present at the Meeting if more than 50% of the outstanding shares are present. The failure to vote (other than by Abstention) assuming more than 50% of the outstanding shares of the Fund are present, has the same effect a vote against the proposal if (i) above is applicable and has no effect if (ii) above is applicable.

  The Board of Directors, including all of the independent directors, recommends a vote "For" approval of the Distribution Plan.

                             _____________________


                          Ratification or Rejection of
                      Selection of Independent Accountants
                                (Proposal No. 4)

  Subject to ratification by the shareholders at the Meeting, the Board of Directors has approved the selection of McCurdy & Associates CPA's, Inc. as independent accounts for the Company and the Asset Allocation Fund for its current fiscal year. McCurdy & Associates CPA's, Inc. has served as the Company's independent accountants since 1996. A representative of McCurdy & Associates CPA's, Inc. is not expected to be present at the Meeting.

  The Board of Directors, including all of the independent directors, recommends a vote "For" the ratification of McCurdy & Associates CPA's, Inc. as independent accounts for the Company's current fiscal year.

                                 Other Matters

  Management knows of no matters to be presented at the Meeting other than those set forth above. If any other matters should come before the Meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.

                             Additional Information

  Executive Investment Advisors, Inc., 501 Office Center Drive, Suite 400, Ft. Washington, PA 19034 is the investment adviser to the Asset Allocation Fund, the only fund which the Company has. Summit Investment Group, Inc., 1505 Reedsdale Street, Suite 3002, Pittsburgh, PA 15223, is the principal distributor of shares of the Asset Allocation Fund. Gabriel Capital Management, Inc., 1505 Reedsdale Street, Suite 3002, Pittsburgh, PA 15223, is the administrator for the Company.

                   Proposals To Be Submitted By Shareholders

  Any proposal which a shareholder of the Company plans to submit to the 1999 annual meeting of shareholders of the Company must have been received by the Company on or before December 31, 1999 in order to be considered at that meeting.

Exhibit A

                                 ADVISORY CONTRACT


     THIS AGREEMENT made this 1st day of March, 1997, by and between EXECUTIVE INVESTMENT ADVISORS, INC., a Pennsylvania corporation, (hereinafter referred to as the "Adviser"), and TRIUMPH FUNDS, INC. a Pennsylvania corporation (hereinafter referred to as the "Fund").

     WHEREAS, the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the U.S. Securities and Exchange Commission; and

     WHEREAS, the Adviser is in the business of rendering investment advisory, statistical and research services, and is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Adviser's Act of 1940, as amended; and

     WHEREAS, the parties desire to provide for continuing services by the Adviser to the Fund pursuant to the terms and conditions hereinafter set forth,


     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the parties hereto agree as follows:


     1. The Fund hereby retains and appoints the Adviser as its investment adviser and portfolio manager to render research, statistical and advisory services to the Fund, and to supervise the investments of the Fund for the period and upon the terms herein set forth, subject to the direction and control of the Board of Directors of the Fund. The Adviser accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided.

     2. The Adviser in its supervision of the investments of the Fund will be guided by the Fund's fundamental investment policies and the provisions and restrictions contained in the Charter and By-Laws of the Fund as set forth in the Fund's registration statement, and exhibits thereto, as may be filed with the U.S. Securities and Exchange Commission (the "Commission"), all subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "Act").

     3. The Fund will pay, and is solely responsible, for its own expenses including, without limitation, interest charges, taxes, costs of purchasing and selling securities for its portfolio, rent, expenses of redemption of shares, auditing and legal expenses; expenses attributable to printing prospectuses directors' fees and expenses necessarily incurred by a director in attendance at directors' meeting; expenses of administrative personnel and administrative series, custodian fees; fees of transfer agents, registrar and dividend disbursing agents; the cost of stock certificates and corporate reports; all other printing expenses; costs in connection with Board of Director's meetings and the annual or special meetings of shareholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.

     In no event shall the Adviser be responsible for the payment or reimbursement of any Fund expense of any kind what-so-ever.

     4. Fund Management is solely responsible for the day-to-day operations of the Fund, maintaining compliance with the Securities Act of 1933, the Investment Company Act of 1940, Section 851 of the Internal Revenue Code of 1986, as amended, and any law or regulation of any governmental agency having jurisdictional over the Fund. The Adviser shall be held harmless and the Fund will indemnify the Adviser for any fines or damages that may be levied or charged to the Adviser and for any expenses incurred by the Adviser, including but not limited to legal fees, that may arise as a result of any violation or error committed by Fund Management to any party.

     5. Subject to the provisions of Paragraph 7 hereof, the Fund agrees to pay to the Adviser for its services rendered during the preceding month thereunder on the first business day each month during the term of the Agreement a cash fee in an amount determined by applying the following monthly rates to the average daily net asset value of the Fund during the preceding month, determined in the manner used for the determination of the offering price of the Fund's shares:

                 Equivalent    Average Daily
Monthly Rate    Annual Rate   Net Asset Values
--------------  ------------  ----------------

1/12 of 1%             1%     On the first
                              $25 million

1/16 of 1%      3/4 of 1%     On the next
                              $75 million

5/96 of 1%      5/8 of 1%     On amounts over
                              $100 million

     6. The term of this Agreement shall begin on the date first above written and shall continue in effect for two years from that date and from year-to-year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if; (a) such continuation shall be specifically approved at least annually by the vote of a majority of the directors who are not parties to such contract or interested persons of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose, or by a vote of the majority of the outstanding voting securities of the Fund, and (b) the Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year hereafter that it does not desire such continuation.

     7. Notwithstanding anything to the contrary herein, the Agreement may be terminated at any time, without the payment of any penalty, by the directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser.

     8. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the 1940 Act.

     9. The Adviser may employ or contract with such other person or persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement; provided, however, that to the extent that any such employment or contract constitutes such other person or persons, corporation or corporations to be an investment adviser to the Fund within the meaning of the 1940 Act, such employment or contracts shall be subject to the approval of the Fund's shareholders in the manner provided by such Act, prior to its effectiveness.

     10. The adviser shall not be liable to the Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed on it by this Agreement.

     11. The services of the Adviser herein provided are not to be deemed exclusive and, so long as its services hereunder shall not be impaired thereby, should the Adviser so desire, it may sponsor, promote, and provide investment advisory and management series to one or more investment companies other than the Fund.

     12. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved by the vote of a majority of directors of the Fund, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as directors of the Fund) cast in person at a meeting called for that purpose.

     IN WITNESS WHEREOF, the parties have caused this Investment Advisory Contract to be executed on their behalf by their duly authorized officers and their corporate seals to be affixed hereto as of the date first above written.

The Adviser:                  The Fund:

EXECUTIVE INVESTMENT ADVISORS,      TRIUMPH FUNDS, INC.
INC.


By:/s/ Tarey R. Gabriele            By:/s/  Timothy Gabriel
   --------------------------          --------------------------
  Tarey R. Gabriele, President        Timothy Gabriel, President

                                                                      Appendix A
                              TRIUMPH FUNDS, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1998

                                  PROXY CARD

     The undersigned constitutes and appoints TIMOTHY GABRIEL and ANGELO GABRIEL, and each of them with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Triumph Funds, Inc. (the "Fund") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 1501 Reedsdale Street, Suite 3002, Pittsburgh, Pennsylvania 15223, on Monday, the 27th of April, 1998, at 10:00 a.m., local time, and at any adjournment thereof:

     The shares represented by this proxy will be voted in the manner directed herein by the undersigned. If no direction is given, the shares represented by this proxy will be voted FOR the election of the nominees proposed by the Board of Directors and FOR Items 2, 3, and 4. Shares to be voted FOR the election of the nominees proposed by the Board of Directors may be voted cumulatively in the discretion of the Proxies, for any nominees other than nominees with respect to whom authority to vote FOR has been withheld.

1. Election of Directors    FOR all nominees       WITHHOLD authority
                                listed below           to vote for all
                                (except as marked      nominees listed
                                to the contrary        below.
                                below).

Timothy Gabriel. Angelo M. Gabriel, Marlee B. Smith, Peter Rostosky, and Saul Weitz

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


_________________________________________________________________

2. Proposal to approve the Advisory Agreement between the Asset Allocation Fund and Executive Investment Advisors, Inc.

     ___ For  ___ Against  ___ Abstain

3. Proposal to approve the Fund's Distribution Plan and related Distribution Assistance Agreement.

     ___ For  ___ Against  ___ Abstain

4.   Proposal to ratify the appointment of McCurdy & Associates CPA's, Inc.

     ___ For  ___ Against  ___ Abstain

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends a vote FOR items 1, 2, 3, 4, and 5.

                              The undersigned acknowledges receipt
                              of the Notice of said Annual Meeting
                              and the accompanying Proxy Statement.

                              Dated:  _______________, 19__

                              Signed: _____________________________

                                      _____________________________
                                           (Please print name)

                              NOTE: Please sign exactly as your name appears on your Asset Allocation Fund account. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                      OF DIRECTORS OF TRIUMPH FUNDS, INC.